F4 Interest-bearing liabilities	12 Months Ended
Dec. 31, 2022
Borrowings [abstract]
F4 Interest-bearing liabilities

Interest-bearing liabilities
As of December 31, 2022, the Company’s outstanding interest-bearing liabilities were SEK 32.9 (31.8) billion.

Interest-bearing liabilities (excluding lease obligations)

	2022	2021

Borrowings, current

Current part of non-current borrowings	2,865	9,459

Other borrowings, current	3,119	131

Total borrowings, current	5,984	9,590

Borrowings, non-current

Notes and bond loans	26,752	22,016

Other borrowings, non-current	194	225

Total borrowings, non-current	26,946	22,241

Total interest-bearing liabilities	32,930	31,831

Reconciliation of liabilities arising from financing activities
(including lease obligations)

	2022	2021

Opening balance	41,134	39,460

Cash flows

Proceeds from issuance of borrowings	10,755	7,882

Repayment of borrowings 1)	(16,029)	(5,791)

Other financing activities	315	(2,128)

Lease payments	(2,593)	(2,368)

Non-cash changes

Effect of foreign exchange movement	4,762	2,621

Revaluation due to changes in credit risk	(1,030)	(31)

Other changes in fair value	(2,888)	(415)

Acquisition of new lease contracts	1,986	2,009

Balances regarding acquired business	6,876	—

Other non-cash movements 1)	(1,054)	(105)

Closing balance	42,234	41,134
1)
Repayment in 2022 includes capped call received of SEK 0.6 billion (not classified as Borrowings) relating to convertible bonds repaid, therefore net repayment amount is lower. This is included in Other non-cash
movements above.

To secure long-term funding, the Company uses notes and bond programs together with bilateral research and development loans. All outstanding notes and bond loans are issued by the Parent Company under its Euro Medium-Term Note (EMTN) program or under its
 U.S.
Securities and Exchange Commission (SEC) Registered program. Bonds issued at a fixed interest rate are normally swapped to a floating interest rate using interest rate swaps under the Asset and liability management mandate described in note F1 “Financial risk management.” Total weighted average interest rate cost for the long-term funding during the year was 2.45% (1.75%).
The global economy continues to face multiple challenges due to the war in Ukraine
and the threat of recession affecting all major economies.
 Inflation rates have risen significantly across the world and central banks have raised interest rates in response. The higher short term interest rates increased interest payments on long-term borrowings as fixed coupons payments are swapped to floating rates. As all long-term borrowings are also denominated in either USD or Euro, interest payments and cost of borrowings in SEK have increased compared to prior years.

Notes, bonds and bilateral loans

Issued-maturing	Nominal amount	Coupon	Currency	Maturity date	Carrying value 2022	Changes in fair value due to changes in credit risk 2022	Cumulative changes in fair value due to changes in credit risk 2022	Carrying value 2021
Notes and bond loans
2012–2022	1,000	4.125%	USD	May 15, 2022	—	(58)	—	9,163
2017–2024	500	1.875%	EUR	Mar 1, 2024	5,392	(72)	46	5,297
2017–2025 1)	150	2.741%	USD	Dec 22, 2025	1,422	(50)	30	1,393
2020–2030 1)	200	3.020%	USD	Dec 30, 2030	1,682	(97)	18	1,825
2021–2029	500	1.000%	EUR	May 26, 2029	4,196	(286)	(312)	5,007
2022–2027	750	1.125%	EUR	Feb 8, 2027	7,119	(208)	(207)	—
Total notes and bond loans					19,811	(771)	(425)	22,685

Bilateral loans
2017–2023 2)	220		USD	Jun 15, 2023	2,292	(38)	6	2,033
2019–2024 3)	281		USD	July 31, 2024	2,925	(58)	4	2,608
2019–2025 2)	150		USD	Dec 18, 2025	1,555	(45)	(1)	1,400
2021–2028 3)	305		USD	Jun 21, 2028	2,981	(118)	(183)	2,692
Total bilateral loans					9,753	(259)	(174)	8,733

1)	Private Placement, Swedish Export Credit Corporation (SEK).

2)	Nordic Investment Bank (NIB), R&D project financing.

3)	European Investment Bank (EIB), R&D project financing.